UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2009
NOVELIS INC.
(Exact name of Registrant as specified in its charter)

Canada	001-32312	98-0442987

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3399 Peachtree Road NE, Suite 1500, Atlanta, GA	30326

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 814-4200
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 4, 2009, Novelis Inc. (“Novelis”) issued a press release announcing its intention to offer $185.0 million aggregate principal amount of senior notes due 2015 in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).
     Pursuant to Rule 135c under the Securities Act, Novelis is filing herewith the press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated August 4, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: August 4, 2009	By:	/s/ Christopher Courts
Christopher Courts
Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated August 4, 2009.

4